Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
Investor Presentation
August 2009

KAMAN CORPORATION - Overview
Slide 2
H1 2009 Sales
$587 million
 Two business segments

KAMAN CORPORATION - Investment Highlights
Slide 3
 ✓ High margin aerospace business led by specialty bearing product lines
 ✓ Industrial distribution business gaining market share in a fragmented market via geographic and product line expansion
 ✓ Long-term organic growth opportunities in both segments
 ✓ Potential to expand growth opportunities and increase scale through acquisitions
 ✓ Initiatives underway to optimize profit and increase cash flow generation to position the company for long-term growth

 ✓ September 2007 - Neal Keating joined Kaman as President under a planned succession (assumed Chairman and CEO titles during 2008)
 ✓ December 2007 - Sold Music segment to Fender focusing the company on its core industrial distribution and aerospace businesses
 ✓ 2008 - Completed first acquisition in aerospace since 2002 and first acquisitions in industrial distribution since 2003
 ✓ February 2009 - Took title to eleven Kaman manufactured SH-2G helicopters under a previously negotiated settlement with the Commonwealth of Australia
 ✓ July 2009 - Received a contract modification award for the JPF program significantly improving profit on U.S. Government sales
 ✓ August 2009 - Awarded contract to demonstrate unmanned version of the company’s K-MAX helicopter to the U.S. Marine Corps
Slide 4
RECENT SIGNIFICANT EVENTS

RECENT KEY APPOINTMENTS
Slide 5
 ✓ Neal Keating, Chairman, President and CEO
 ✓ Greg Steiner, President, Kaman Aerospace Group
 ✓ Bill Denninger, Senior Vice President and CFO
 ✓ Phil Goodrich, Vice President - Business Development
 ✓ Rob Starr, Vice President and Treasurer

2009 H1 Sales $333 million
INDUSTRIAL DISTRIBUTION SEGMENT

Slide 7
INDUSTRIAL DISTRIBUTION SEGMENT

Third largest industrial distribution firm in $20 billion power transmission market.
Strategy:
 ➢ Expand our geographic footprint in major industrial markets to enhance our position in the competition for national and regional accounts
 ➢ Broaden our product offerings to gain additional business from existing customers and new opportunities from a wider slice of the market

Customers:
 ➢ Broad cross section of industry with more than 50,000 customers served from local branches in 72 of the top 100 U.S. Industrial markets. Growing national account base.

KIT Branch Location
Distribution Center
ISC Branch Location
INRUMEC Location
Slide 8
KAMAN INDUSTRIAL TECHNOLOGIES LOCATIONS

KAMAN

Key Suppliers

Kaman Industrial Technologies
KAMAN

SKF
Martin
REXNORD
INA
DIAMOND CHAIN COMPANY
FAG
SEW EURODRIVE
Gates
Browning
TIMKEN
Torrington
Fafnir
Boston Gear
NORGREN
Morse
FALK a good name in industry
MOTION & CONTROL NSK
LOCTITE
DODGE
SEALMASTER
Warner Electric
OMRON
GOODYEAR Engineered Products
RELIANCE ELECTRIC
COOPER
US MOTORS
BALDOR MOTORS • DRIVES • GENERATORS
TB Wood's
Ingersoll Rand
DOW CORNING
EMERSON Motor Technologies
THOMSON First in Linear Motion and Control Technology
YASKAWA
Rockwell Automation

Slide 9
INDUSTRIAL DISTRIBUTION SEGMENT

AEROSPACE SEGMENT
2009 H1 Sales $254 million

Slide 11
Business/Regional
Commercial
Military
AEROSPACE - Business Mix

Slide 12
AEROSPACE - Aerospace Bearing Products
Machineable Self-Lubricating Bearings
 ➢ Brands KAron®, KAtherm®, KAcarb®, and others,
Custom Air Frame Bearings
 ➢ Fraslip® and other brands,
 ➢ Plain and self-lubricating sliding bearings, ball bearings
 ➢ Customized to meet specialized customer requirements in demanding aerospace and industrial applications.
Low-Maintenance Flexible Couplings
 ➢ KAflex® and Tufflex® brands,
 ➢ Used extensively in the main and tail rotor drive systems of helicopters
 ➢ Custom-designed and engineered for each application

KAMAN

Wing
Empennage
Rudder
Horizontal Stabilizer
LE Slats
Fuselage Controls
Spoilers
Doors
Flaps
Ailerons
Cockpit Controls
LE Slats
Nose Gear
Main Gear
Folding Stairs
Engine/TR

Slide 13
AEROSPACE - Aerospace Bearing Products
Aerospace and niche industrial markets.
 ➢ Fixed Wing (Commercial, Military)
 Flight Controls
 Landing Gear and Doors
 Engines and Accessories
 ➢ Helicopters (Commercial, Military)
 Rotor System and Controls
 Landing Gear and Doors
 Engines and Accessories
 Main Engine and Tail Rotor Driveshaft Systems
 ➢ Spacecraft, Submarines, Launch Vehicles and Satellites
 Flight Controls
 Power Systems
 Solar Array Deployment Systems
 Hatches and Doors
 ➢ Industrial
 Hydropower Systems
 Motor Sport - Steering and Suspension Systems

Slide 14
AEROSPACE - Metallic and Composite Structures
JACKSONVILLE, FL
WICHITA, KS
DARWEN, UK
Capabilities:
 ➢ Build-to-Print manufacturing of metal and
 composite structures and assemblies
 ➢ Composite tooling design and manufacture
Major Customers:
 ➢ Sikorsky, Boeing IDS, BAe, Spirit, Airbus,
 Boeing Commercial, Aircell
Core Competencies:
 ➢ Sheet Metal Fabrication
 ➢ Composite Part Fabrication
 ➢ Tooling design and manufacture
 ➢ Aircraft Structure Assembly
 ➢ Program Management
 ➢ Supply Chain Management

Slide 15
AEROSPACE - Helicopter Services
Aftermarket Business
 ➢ SH-2G Naval Helicopter - Support and Upgrades
 ➢ K-MAX Commercial Helicopter Support
 ➢ Blade Overhaul and Repairs
Subcontract Business
 ➢ MDHI Explorer Rotor Blade System
 ➢ Sikorsky - H-60 Blackhawk
 ➢ Northrop Grumman Hawkeye
 ➢ A-10 Re-wing Program
 ➢ Small Composite Main Rotor Blade (SCRB)
Unmanned Airborne Systems (UAS)
 ➢ Unmanned K-MAX

AIM-9
AIM-9
GBU-24
GBU-16
GBU-12
AGM-84D
JDAM
MK-84
MK-82
AIM-7
MK-63
MK-62
MK-83
MK-56

Slide 16
HARPOON
FMU-139
TOMAHAWK
STANDARD
MISSILE
SLAM-ER
AMRAAM
KPP Fuzes are on a Majority of Major Weapons
Systems
STANDARD
MISSILE
JPF
SLAM-ER
TOMAHAWK
AMRAAM
MAVERICK
AGM-65M
AEROSPACE - Fuzing Systems

KAMAN

# of Aircraft
PMI
3,000
2,500
2,000
1,500
1,000
500
0
70.0
65.0
60.0
55.0
50.0
45.0
40.0
35.0
30.0
1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Orders
Deliveries
Boeing
Airbus
Boeing
Airbus
ISM index

Source: Boeing and Airbus historical data and ISM
Slide 17
AEROSPACE ORDERS and DELIVERIES VS. ISM INDEX OVER TIME

FINANCIAL REVIEW
43%
2009 H1 Sales $587 million
Slide 18

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	Q2 2009	Q2 2008	Q2 2009	Q2 2008	Q2 2009	Q2 2008
Industrial Distribution	$155,954	$203,333	$3,065	$9,735	2.0%	4.8%
Aerospace	137,269	112,952	21,600	11,439	15.7%	10.1%
Net gain/(loss) on sale of assets			(53)	(97)
Corporate expense			(8,445)	(6,486)	1 (2.9%)	1(2.1%)
Sales/Op. inc. from continuing ops	$293,223	$316,285	$16,167	$14,591	5.5%	4.6%
Slide 19
INCOME STATEMENT HIGHLIGHTS
For quarters ended July 3, 2009 and June 27, 2008

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	H1 2009	H1 2008	H1 2009	H1 2008	H1 2009	H1 2008
Industrial Distribution	$332,860	$385,498	$5,844	$18,808	1.8%	4.9%
Aerospace	254,398	216,568	36,897	26,055	14.5%	12.0%
Net gain/(loss) on sale of assets			40	(207)
Corporate expense			(17,211)	(16,282)	1 (2.9%)	1(2.7%)
Sales/Op. inc. from continuing ops	$587,258	$602,066	$25,570	$28,374	4.4%	4.7%
Slide 20
INCOME STATEMENT HIGHLIGHTS
For six months ended July 3, 2009 and June 27, 2008

(In Millions)	As of 7/3/09	As of 12/31/08	As of 12/31/07
Cash and Cash Equivalents	$12.4	$8.2	$73.9
Notes Payable and Long-term Debt	$90.6	$94.2	$12.9
Shareholders’ Equity	$294.5	$274.3	$394.5
Debt as % of Total Capitalization	23.5%	25.6%	3.2%
Capital Expenditures (YTD Continuing Operations)	$5.5	$16.0	$14.2
Depreciation & Amortization (YTD Continuing Operations)	$7.7	$12.8	$9.9
BALANCE SHEET AND CAPITAL FACTORS
Slide 21

Slide 22
Forward-Looking Statements
This presentation may contain forward-looking information relating to the company's business and prospects, including the
Aerospace and Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; 5) risks associated with successful implementation and ramp up of significant new programs; 6) management's success in resolving operational issues at the Aerostructures Wichita facility; 7) successful negotiation of the Sikorsky Canadian MH-
92 program; 8) successful resale of the SH-2G(I) aircraft, equipment and spare parts; 9) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; 10) satisfactory resolution of the company’s litigation relating to the FMU-143 program; 11) continued support of the existing K-MAX helicopter fleet, including sale of existing K-
MAX spare parts inventory; 12) cost growth in connection with environmental remediation activities at the Bloomfield, Moosup and
New Hartford, CT facilities and our U.K. facilities; 13) profitable integration of acquired businesses into the company's operations; 14)
changes in supplier sales or vendor incentive policies; 15) the effects of price increases or decreases; 16) the effects of pension regulations, pension plan assumptions and future contributions; 17) future levels of indebtedness and capital expenditures; 18)
continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items;
19) the effects of currency exchange rates and foreign competition on future operations; 20) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; 21) future repurchases and/or issuances of common stock; and 22)
other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements. Any forward-
looking information provided in this presentation should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this presentation.
Contact:
Eric B. Remington, Vice President
(860) 243-6334
Eric.Remington@kaman.com